Exhibit 99.1

Ondas Reaches Merger Agreement with U.S. Defense Prime Contractor Mistral Inc., Expanding Direct
Prime Participation Across U.S. Department of Defense Programs

Merger facilitates Ondas’ presence within the U.S. Department of Defense, various federal agencies, and U.S. State and Local Law Enforcement through Mistral’s decades of experience as a prime contractor and trusted supplier to the U.S. Government

Mistral serves as Prime Contractor on over a billion dollars of IDIQ and various US DOD contracts for various weapon systems, UAS, and drones; Mistral is also a leading provider for the U.S. State and Local governments and the HLS market for public protection systems

Mistral accelerates Ondas’ U.S. Defense expansion strategy by adding Prime Contract access, U.S.-Based manufacturing infrastructure, and established Federal and State contracting capabilities

WEST PALM BEACH, FL / March 9, 2026 / Ondas Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of autonomous aerial and ground robot intelligence through its Ondas Autonomous Systems (OAS) business unit and private wireless solutions through Ondas Networks, today announced it has entered into a merger agreement with Mistral Inc., a U.S.-based defense prime contractor with decades of experience supporting U.S. military, federal, and public safety programs. Under the agreement, Mistral will merge with a subsidiary of Ondas, while maintaining its current contract administration responsibilities. The transaction provides Ondas with direct prime contractor access to U.S. Army and Special Operations contract vehicles while adding U.S.-based manufacturing, integration, and federal contracting infrastructure.

Mistral has spent decades supporting U.S. defense, federal, and public safety programs, building a strong reputation for introducing new technologies into operational environments and successfully executing large government contracts.

“Mistral brings decades of trusted performance supporting U.S. defense and public safety customers, along with a highly experienced team that has repeatedly demonstrated its ability to introduce advanced technologies into operational programs,” said Eric Brock, Chairman and CEO of Ondas. “The company has a strong track record capturing and executing large government programs and integrating mission-critical systems for the U.S. military and federal agencies. By combining Mistral’s proven prime contractor capabilities and program expertise with Ondas’ expanding portfolio of autonomous air and ground platforms, we believe we are well positioned to deliver integrated mission solutions directly to U.S. defense customers while expanding our manufacturing and program execution capabilities in the United States.”

“Joining Ondas represents an exciting new chapter for Mistral,” said Eyal Banai CEO of Mistral Inc. “Our team has spent decades supporting critical defense and public safety programs, and the addition of Ondas unique autonomous systems solutions allows us to expand those capabilities while continuing to deliver the reliability and execution our customers expect. With the additional scale, technology portfolio, and global reach of Ondas, we are even better positioned to support our domestic defense customers, industrial base, and industry partners as mission requirements continue to evolve.”

Mistral, headquartered in Bethesda, MD, operates U.S.-based manufacturing, assembly, integration, and quality assurance infrastructure supporting rapid program execution and compliance with U.S. defense sourcing requirements. As a prime contractor on U.S. Army and USSOCOM uncrewed and autonomous platforms procurement vehicles, the company supports rapid capability fielding and mission equipment integration for operational units. Mistral’s experience includes unmanned systems procurement, advanced mission equipment integration, defense electronics, survivability and mobility enhancements, and lifecycle sustainment services.

The merger aligns with Ondas’ strategy to expand its U.S. defense footprint and transition from standalone system deployments to structured participation in multi-year contract vehicles. Mistral’s contracting infrastructure and integration capabilities will support the deployment of Ondas’ expanding portfolio of autonomous aerial and ground systems—including counter-drone, robotic, and ISR platforms—into U.S. military, homeland security, and public safety programs and help transition Ondas from standalone system deployments to participation in multi-year DoD contract vehicles and program-of-record opportunities.

Together with Mistral capabilities, we believe Ondas is well positioned to deliver fully integrated autonomous air and ground solutions aligned with Department of Defense modernization priorities, homeland security requirements, and state-level public safety missions. The acquisition represents an important step in Ondas’ strategy to expand its role within U.S. defense procurement by combining advanced autonomous platforms with U.S.-based prime contractor infrastructure capable of competing for and executing multi-year government programs.

For additional information regarding the terms of the merger agreement, please see the Current Report on Form 8-K to be filed with the Securities and Exchange Commission later today. Ondas will provide outlook information regarding Mistral on its earnings conference call scheduled for Wednesday, March 25, 2026 at 8:30 a.m. Eastern Time.

About Ondas Inc.

Ondas Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems and private wireless solutions through its business units Ondas Autonomous Systems (OAS), Ondas Capital and Ondas Networks. Ondas’ technologies offer a powerful combination of aerial intelligence and next-generation connectivity to enhance security, operational efficiency, and data-driven decision-making across essential industries.

Ondas Autonomous Systems (“OAS”) delivers a portfolio of AI-powered defense and security platforms deployed globally to protect sensitive sites, populations, and critical infrastructure. Through its operating companies—American Robotics, Airobotics, Apeiro Motion, Roboteam Ltd., and Sentrycs—OAS provides an integrated suite of autonomous aerial, ground, and counter-UAS solutions. These include the Optimus System, the first FAA-certified small UAS for fully automated aerial security and data capture; Iron Drone Raider, an autonomous counter-UAS interception platform; Roboteam’s combat-proven tactical ground robotic systems for military and special operations forces; Apeiro Motion’s advanced ground robotics and tethered UAV systems with proprietary navigation and communications technologies; and Sentrycs’ Cyber-over-RF (CoRF) and protocol-manipulation counter-UAS solutions.

Ondas Capital plans to combine advisory services and strategic investment management services to accelerate the rapid scaling and global deployment of unmanned and autonomous systems to Allied defense and security markets.

Ondas Networks provides software-defined wireless broadband technology through its FullMAX platform, based on the IEEE 802.16t standard. This standards-based system delivers high-performance connectivity for mission-critical IoT applications in markets such as rail, utilities, oil and gas, transportation, and government.

For additional information on Ondas Inc.: www.ondas.com, X and LinkedIn

For Ondas Autonomous Systems: LinkedIn

For Airobotics: www.airoboticsdrones.com, X and LinkedIn

For American Robotics: www.american-robotics.com, X and LinkedIn

For Sentrycs: www.sentrycs.com, X and LinkedIn

For Roboteam: www.robo-team.com, X and LinkedIn

For Apeiro Motion: www.apeiro-motion.com, LinkedIn

For Ondas Networks: www.ondasnetworks.com, X and LinkedIn

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading "Risk Factors" discussed under the caption "Item 1A. Risk Factors" in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption "Item 1A. Risk Factors" in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Inc.

888-657-2377

ir@ondas.com

Media Contact for Ondas Inc.

Escalate PR

ondas@escalatepr.com

Preston Grimes

Marketing Manager, Ondas Inc.

preston.grimes@ondas.com

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